UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2026

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38747	46-0306862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of principal executive offices, and Zip Code)
(605) 692-0200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05         Costs Associated with Exit or Disposal Activities.

On October 12, 2026, the Board of Directors (the “Board”) of Daktronics, Inc., a Delaware corporation (the “Company”), approved certain manufacturing network optimization initiatives (the “Optimization Initiatives”). The Optimization Initiatives are intended to improve factory utilization, increase manufacturing flexibility, and reduce structural costs across the Company’s global manufacturing network.

As part of the Optimization Initiatives, the Company intends to exit the highly customized portions of the international transportation business, which serves rail, bus, and roadway customers outside of North America. As such, the Board gave approval for the Company to begin a phased-exit of operations at its Ennistymon, Ireland manufacturing facility (the “Irish Facility”) and for Daktronics Ireland Co. Limited, a wholly owned subsidiary of the Company, to enter into a plan of termination with the majority of its Irish employees (collectively the “Irish Phase-Out”). The Irish Phase-Out is expected to be substantially complete in the first half of fiscal 2028.

On October 14, 2026 the Company issued a press release regarding the Optimization Initiatives. A copy of this release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Irish Phase-Out, including the Company’s obligations under the plan of termination, is estimated to result in cumulative cash and non-cash charges of approximately $13.5 million, comprised of: $11.7 million related to severance, stay bonuses, and other termination benefits; $0.8 million related to the phased-exit of operations at the Irish Facility, legal costs, and equipment transfer costs; and $1.0 million of asset impairments associated with property, plant, and equipment at the Irish Facility. Approximately $12.3 million of the Irish Phase-Out costs are expected to be recorded during fiscal 2027, with the remaining charges in the first half of fiscal 2028. Reductions in workforce are subject to local regulatory requirements.

Future cash payments related to these charges are anticipated to be $12.5 million, primarily related to the payment of severance and related benefits, contract terminations, equipment dismantlement and relocation and inventory transfers, and costs to exit operations at the Irish Facility. The actions associated with these charges are expected to be substantially complete by mid-fiscal 2028. Future actions by the Company; changes in circumstances from current assumptions, including any site disposition gains or losses; or fluctuations in currency exchange rates may cause actual results and future cash payments to differ.

Other than the costs outlined above with respect to the Irish Phase-Out, the Company’s exit from the highly customized portions of the international transportation business is not expected to have a material effect on the Company’s consolidated financial results.

Item 2.06     Material Impairments.

The information set forth under Item 2.05 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01     Other Events.

On September 2, 2026 the Company filed its Quarterly Report on Form 10-Q for the fiscal quarter ended August 1, 2026 (the "Form 10-Q").

The Company has determined that certain disclosure contained in the section of the Form 10-Q entitled "Liquidity and Capital Resources" regarding the Company's expected capital expenditures for fiscal 2027 contained an inadvertent clerical error. Specifically, page 29 the Form 10-Q stated that the Company projected total capital expenditures of approximately $13.2 million for fiscal 2027. The Company’s intended projection of capital expenditures for fiscal 2027 at the time of filing was approximately $23.4 million.

The Company is furnishing this Item 8.01 on Current Report on Form 8-K solely to correct and update the previously disclosed estimate. The correction does not affect the Company's previously reported consolidated financial statements or related financial statement disclosures contained in the Form 10-Q.

Except as described above, the Company has not identified any other inaccuracies in the Form 10-Q arising from this matter.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated October 14, 2026, issued by Daktronics, Inc. regarding the Optimization Initiatives.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

This Current Report on Form 8-K contains "forward-looking statements" within the within the meaning of the within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include predictions of future results or activities and may contain the words “expect,” “believe,” “will,” “can,” “anticipate,” “project,” “should,” or words or phrases of similar meaning. These forward-looking statements reflect the Company's expectations, assumptions, and beliefs concerning future events. The Company cautions that these and similar statements involve risk and are subject to known and unknown risks, uncertainties and other important factors which could cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements, including, but not limited to, changes in economic and market conditions, management of growth, timing and magnitude of future contracts and orders, fluctuations in margins, the introduction of new products and technology, the impact of adverse weather conditions, increased regulation, the Company’s ability to execute its strategic initiatives, and other risks described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. Forward-looking statements are made in the context of information available as of the date stated and readers should not place undue reliance on such statements. Except as required by applicable law, Company undertakes no obligation to update or revise any forward-looking statements to reflect new circumstances or subsequent events as they occur.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.
(registrant)

By: /s/ Howard I. Atkins
Howard I. Atkins
Acting Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: October 14, 2026